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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported): April 25, 2007


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


          Georgia                     0-23340                   62-0342590
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)



            504 Thrasher Street, Norcross, Georgia           30071
           (Address of principal executive offices)        (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

On April 5, 2007, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "April 5 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Thursday, April 26, 2007, at 9:00 a.m. ET to discuss financial results for the second quarter of fiscal 2007 (the "Conference Call").

On April 25, 2007, Rock-Tenn issued a press release (the "April 25 Press Release") that announced Rock-Tenn's financial results for the second quarter of fiscal 2007. A copy of the April 25 Press Release is attached hereto as Exhibit
99.1 and hereby incorporated herein.

The April 5 Press Release and the April 25 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the April 25 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.


Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits

           99.1    April 25 Press Release (furnished pursuant to Item 2.02)



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ROCK-TENN COMPANY
                                                (Registrant)




Date: April 25, 2007                 By: /s/ Steven C. Voorhees
                                         ---------------------------------------
                                         Steven C. Voorhees
                                         Executive Vice-President and Chief
                                         Financial Officer
                                         (Principal Financial Officer, Principal
                                         Accounting Officer and duly authorized
                                         officer)



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                                INDEX TO EXHIBITS

Exhibit Number and Description
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99.1     April 25, 2007 Press Release (furnished pursuant to Item 2.02)